Exhibit 99.2
Explanatory Note
During the March 31, 2015 quarter, the Company realigned reporting responsibilities for multiple locations among its operating segments to correspond with changes to the management structure. Revisions have been made within Item 2. Properties to reflect the change. Item 2. Properties has not been revised to reflect events and or developments subsequent to February 20, 2015, the date the Company filed the 2014 Form 10-K. For a discussion of events and developments subsequent to the filing of the 2014 Form 10-K, please refer to the Company’s Securities and Exchange Commission (“SEC”) filings since that date.

 Item 2.  Properties

The following is a listing of DENTSPLY’s principal manufacturing and distribution locations at December 31, 2014:

Location	Function	Leased or Owned

United States:
Milford, Delaware (1)	Manufacture of dental consumable products	Owned

Sarasota, Florida (2)	Manufacture of orthodontic accessory products	Owned

Des Plaines, Illinois (1)	Manufacture and assembly of dental handpieces	Leased

Waltham, Massachusetts (2)	Manufacture and distribution of dental implant products	Leased

Maumee, Ohio (1)	Manufacture and distribution of investment casting products	Owned

Lancaster, Pennsylvania (1)	Distribution of dental products	Leased

York, Pennsylvania (1)	Manufacture and distribution of artificial teeth	Owned
and other dental laboratory products

York, Pennsylvania (1)	Manufacture of small dental equipment, bone grafting	Owned
products, and preventive dental products

Johnson City, Tennessee (1)	Manufacture and distribution of endodontic	Leased
instruments and materials

Foreign:
Hasselt, Belgium (2)	Manufacture and distribution of dental products	Owned

Catanduva, Brazil (3)	Manufacture and distribution of dental anesthetic products	Owned

Petropolis, Brazil (3)	Manufacture and distribution of artificial teeth,	Owned
dental consumable products and endodontic material

Shanghai, China (1)	Manufacture and distribution of dental laboratory products	Leased

Tianjin, China (3)	Manufacture and distribution of dental products	Leased

Ivry Sur-Seine, France (3)	Manufacture and distribution of investment casting products	Leased

Bohmte, Germany (1)	Manufacture and distribution of dental laboratory products	Owned

Hanau, Germany (1)(2)	Manufacture and distribution of precious metal dental	Owned
alloys, dental ceramics and dental implant products

Konstanz, Germany (1)	Manufacture and distribution of dental consumable products	Owned

Mannheim, Germany (2)	Manufacture and distribution of dental implant products	Owned/Leased

Munich, Germany (1)	Manufacture and distribution of endodontic	Owned
instruments and materials

Radolfzell, Germany (4)	Distribution of dental products	Leased

Rosbach, Germany (1)	Manufacture and distribution of dental ceramics	Owned

Badia Polesine, Italy (1)	Manufacture and distribution of dental consumable products	Owned/Leased

Otawara, Japan (3)	Manufacture and distribution of precious metal dental	Owned
alloys, dental consumable products and orthodontic products

Mexicali, Mexico (2)	Manufacture and distribution of orthodontic	Leased
products and materials

Hoorn, Netherlands (1)	Distribution of precious metal dental alloys and dental ceramics and refinery of precious metals	Owned

HA Soest, Netherlands (2)	Distribution of orthodontic products	Leased

Katikati, New Zealand (1)	Manufacture of dental consumable products	Leased

Warsaw, Poland (1)	Manufacture and distribution of dental consumable products	Owned

Las Piedras, Puerto Rico (1)	Manufacture of crown and bridge materials	Owned

Mölndal, Sweden (2)	Manufacture and distribution of dental implant products and	Owned
consumable medical devices

Ballaigues, Switzerland (1)	Manufacture and distribution of endodontic	Owned
instruments, plastic components and packaging material

(1)	These properties are included in the Dental Consumables, Endodontic and Dental Laboratory Businesses segment.

(2)	These properties are included in the Healthcare, Orthodontic and Implant Businesses segment.

(3)	These properties are included in the Select Developed and Emerging Markets Businesses segment.

(4)	This property is a distribution warehouse not managed by named segments.

In addition, the Company maintains sales and distribution offices at certain of its foreign and domestic manufacturing facilities, as well as at various other U.S. and international locations.  The Company maintains offices in Toronto, Mexico City, Paris, Rome, Weybridge, Mölndal, Hong Kong and Melbourne and other international locations.  Most of these sites around the world that are used exclusively for sales and distribution are leased.

The Company also owns its corporate headquarters located in York, Pennsylvania.

DENTSPLY believes that its properties and facilities are well maintained and are generally suitable and adequate for the purposes for which they are used.